Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2013
Net Income (Loss) Per Share
Net Income (Loss) Per Share

12. Net Income (Loss) Per Share

Basic net income (loss) per share is computed using the weighted average number of the ordinary shares outstanding during the period. Restricted share units are not considered outstanding in the computation of basic earnings per share (“EPS”). Diluted EPS is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise, or contingent issuance of securities that would have an anti-dilutive effect (i.e. an increase in EPS amounts or a decrease in loss per share amounts) on net income per share.  For the year ended December 31, 2011, options to purchase ordinary shares, restricted share units and convertible debts that were anti-dilutive and excluded from the calculation of diluted net loss per share was 1.7 million. For the year ended December 31, 2013, convertible debt that was anti-dilutive and excluded from the calculation of diluted net income per share was 0.8 million.

In calculating the Company’s consolidated basic and diluted EPS, the numerator include SINA’s share of income (loss) from Weibo based on Weibo’s basic and diluted EPS, respectively, applying the two-class method, multiplied by the number of Weibo shares held by SINA. In periods during which Weibo is profitable, the preferred shares held by Alibaba, a related party of the Company, are participating securities and, therefore, all profits of Weibo are allocated to ordinary shares and participating securities based on their dividend rights, as if all of the earnings for the period had been distributed. Considering that the holder of preferred shares has no contractual obligation to fund the losses of the Weibo business in excess of the initial investment, the Company believes that in applying the two-class method of calculating EPS in accordance with ASC 260-10, in periods during which Weibo recognizes losses, any losses from Weibo should not be allocated to the preferred shares, as a conversion of the preferred shares would increase the denominator to share losses, which would be anti-dilutive to the EPS calculation. For the year ended December 31, 2013, the effect from preferred shares on consolidated net income per share of dilutive shares from Weibo was zero as Weibo recognized losses in 2013.

Additionally, the Company takes into account the effect on consolidated net income per share of dilutive shares of entities in which the Company holds equity interests that are accounted for using the equity method.

The following table sets forth the computation of basic and diluted net income (loss) per share for the periods indicated:

	Year Ended December 31,
	2013	2012	2011
	(In thousands, except per share amounts)
Basic net income per share calculation:
Numerator:
Net income (loss) attributable to SINA	$45,132	$31,738	$(302,092)
Denominator:
Weighted average ordinary shares outstanding	66,741	66,401	65,121
Basic net income (loss) per share attributable to SINA	$0.68	$0.48	$(4.64)
Diluted net income (loss) per share calculation:
Numerator:
Net income (loss) attributable to SINA	$45,132	$31,738	$(302,092)
Less: Effect on consolidated net income per share of dilutive shares of the Company’s equity interests	(959)	(555)	—
Net income (loss) attributable for calculating diluted net income (loss) per share	44,173	31,183	(302,092)
Denominator:
Weighted average ordinary shares outstanding	66,741	66,401	65,121
Weighted average ordinary shares equivalents:
Effects of dilutive securities
Stock options	264	294	—
Unvested restricted share units	82	104	—
Convertible debts	—	50	—
Shares used in computing diluted net income (loss) per share attributable to SINA	67,087	66,849	65,121
Diluted net income (loss) per share attributable to SINA	$0.66	$0.47	$(4.64)